                                                                    EXHIBIT 3.13

                               ARTICLES OF MERGER
                                     MERGING
                           AMF BOWLING CENTERS I, INC.
                                      INTO
                            AMF BOWLING CENTERS, INC.

         Pursuant to the provisions of the Code of Virginia, AMF Bowling Centers I, Inc. ("AMF I"), an Alabama corporation and AMF Bowling Centers, Inc. ("AMF"), a Virginia corporation, execute, certify and file these Articles of Merger. AMF I and AMF agree that AMF I shall be merged with and into AMF and that AMF shall be the surviving corporation (the "Merger").

         FIRST: The terms and conditions of the Merger are as set forth in the Agreement and Plan of Merger (the "Agreement of Merger") attached hereto as Exhibit A and incorporated herein by reference. An executed copy of the Agreement of Merger is on file at the principal place of business of AMF, the address of which is 7275 Glen Forest Drive, Richmond, Virginia 23226.

         SECOND: As of December 15, 1992, the Agreement of Merger was duly and unanimously approved, adopted, executed and acknowledged at meetings of the Boards of Directors of AMF I and AMF by unanimous written consents in accordance with applicable corporate laws and the charters of each corporation and was recommended and submitted for approval to the shareholders of AMF I and AMF.

         THIRD: As of December 15, 1992, when the Merger was approved by unanimous vote of the shareholders for each corporation, the authorized capital stock of all classes, the number of shares of such stock of each corporation outstanding and entitled to vote on the Merger and the number of shares voted to approve the Merger were as follows:

                                                     Number of                  Number of
                                                     Shares                     Shares
                           Authorized                Outstanding                Voting to
                           Capital                   & Entitled                 Approve the
Name                       Stock by Class            To Vote                    Merger
- ----                       --------------            -----------                -----------
AMF                              15,000                9,581.89                   9,581.89

AMF I                            10,000                95.8189                    95.8189

         FOURTH:           There are no dissenting shareholders.

         FIFTH: AMF shall be the surviving corporation of the Merger and shall continue under the name AMF Bowling Centers, Inc. The Articles of Incorporation, By-Laws, and officers and directors of AMF, in effect immediately prior to the Merger, shall continue to be the Articles of Incorporation, By-Laws and officers and directors of AMF after the Merger.

         SIXTH: AMF shall possess all the rights, privileges, immunities, powers, franchises and authority, as well of a public as of a private nature, of AMF I and property of every description and every interest therein and all obligations of AMF I shall thereafter be taken and deemed to be transferred to and vested in AMF in complete liquidation and redemption of all the issued and outstanding shares of AMF I.

         SEVENTH: The Merger is permitted under the laws of the Commonwealth of Virginia and all such laws have been complied with to effect this Merger. The Merger shall become effective at 11:59 p.m. on December 27, 1992.

        IN WITNESS WHEREOF, AMF I and AMF have caused these Articles of Merger to be signed and executed in their respective corporate names and on their behalf by their respective duly authorized officers as of the 15th day of December, 1992.
                                            AMF Bowling Centers, Inc.


                                       By:  /s/ Beverley W. Armstrong
                                            -----------------------------
                                            Beverley W. Armstrong
                                            President

                                            AMF Bowling Centers I, Inc.


                                       By:  /s/ Beverley W. Armstrong
                                            -----------------------------
                                            Beverley W. Armstrong
                                            President

                                    EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER
                           AMF BOWLING CENTERS I, INC.
                                  WITH AND INTO
                            AMF BOWLING CENTERS, INC.


         This is an Agreement and Plan of Merger of AMF Bowling Centers I, Inc. ("AMF I"), an Alabama corporation, with and into AMF Bowling Centers, Inc., a Virginia corporation ("AMF").

                                     RECITAL

         A. AMF is a corporation organized and existing under the laws of the Commonwealth of Virginia. Its authorized capital stock consists of 15,000 shares of common stock of which 9,581.89 shares have been issued and are outstanding. AMF I is a corporation organized and existing under the laws of the State of Alabama. Its authorized capital stock consists of 10,000 shares of common stock of which 95.8189 shares have been issued and are outstanding.

         B. AMF and AMF I desire that their respective businesses and properties be combined to form a single enterprise and, to that end, that AMF I be merged with and into AMF.

                                    ARTICLE I

         AMF I shall be merged with and into AMF (herein sometimes called the "Surviving Corporation") in accordance with applicable law and upon the filing of the Articles of Merger and the issuance of a Certificate of Merger.

                                   ARTICLE II

         The merger shall become effective at 11:59 p.m. on December 27, 1992 (the "Effective Date").

                                   ARTICLE III

         On the Effective Date, all of the outstanding shares of the capital stock of AMF I shall be canceled, the stock transfer books of AMF I shall be closed and no further transfer of common stock of AMF I shall be permitted. The shares of capital stock of AMF shall not be affected by this Agreement and Plan of Merger and shall be the common stock of the Surviving Corporation. Furthermore, all of the certificates theretofore representing the common stock of AMF I shall be surrendered to Daniel M. McCormack of Richmond, Virginia and shall, upon such surrender, be canceled.

                                   ARTICLE IV

         The Articles of Incorporation of the Surviving Corporation shall be the Articles of Incorporation of AMF existing on the Effective Date and the By-laws and directors and officers of AMF shall be the By-laws and directors and officers of the Surviving Corporation.

                                    ARTICLE V

         Following the approval of this Agreement and Plan of Merger by the respective Boards of Directors of AMF and AMF I, Articles of Merger, duly executed by the proper officers of AMF and AMF I, shall be filed with the State Corporation Commission of Virginia and the Secretary of State of Alabama.

         IN WITNESS WHEREOF, this Agreement and Plan of Merger is made as of December 15, 1992.

                                                AMF Bowling Centers I, Inc.

                                             By:/s/Beverley W. Armstrong
                                                ------------------------------
                                                Beverley W. Armstrong
                                                President


                                                AMF Bowling Centers, Inc.


                                             By:/s/Beverley W. Armstrong
                                                ------------------------------
                                                Beverley W. Armstrong
                                                President

                                                                      [VIRGINIA]



                               ARTICLES OF MERGER
                                       OF
                          AMF LEISURELAND CENTERS, INC.
                                   (Delaware)
                                      Into
                            AMF BOWLING CENTERS, INC.
                                   (Virginia)


         Pursuant to the provisions of Section 252 of the General Corporation Law of the State of Delaware and Section 13.1-722 of the Code of Virginia, AMF Leisureland Centers, Inc., a Delaware corporation ("Leisureland"), and AMF Bowling Centers, Inc., a Virginia corporation ("Bowling Centers" or the "Surviving Corporation") (collectively, the "Constituent Corporations"), approve, adopt, certify, execute and acknowledge the following Articles of Merger. The Constituent Corporations agree that Leisureland shall be merged into Bowling Centers.

         FIRST: The terms and conditions of the Merger and the mode of carrying the same into effect and the manner and basis of cancelling or retiring the issued stock of Leisureland is set forth in the Plan and Agreement of Merger (the "Agreement") attached hereto as Exhibit A and incorporated herein by reference. An executed copy of the Agreement is on file at the principal place of business of the Surviving Corporation, the address of which is 8037 Shrader Road, Richmond, Virginia 23229. A copy of the Agreement will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any Constituent Corporation.

         SECOND: The authorized capital stock of each of the Constituent Corporations is as follows:

                                                                                No. of
         Name                                        Class                      Shares          Par Value
         ----                                        -----                      ------          ---------
AMF Leisureland Centers, Inc.                        Common                      1,000             $100
AMF Bowling Centers, Inc.                            Common                     15,000                1

         THIRD: Bowling Centers shall survive the merger and shall continue under the name "AMF Bowling Centers, Inc." and shall be governed by the laws of the Commonwealth of Virginia.

         FOURTH: As of December 18, 1987, the Agreement was duly advised, authorized, approved, adopted, certified, executed and acknowledged by the Boards of Directors of both of the Constituent Corporations by unanimous written consents in accordance with and in the manner prescribed by the aforementioned corporate laws and the characters of each of the Constituent Corporations.

         As of December 18, 1987, the Agreement was approved by the unanimous written consents of the shareholders of both of the Constituent Corporations.

         FIFTH: The Merger is permitted by the laws of the State of Delaware and the Commonwealth of Virginia and all conditions required by the laws thereof have been satisfied.

         SIXTH: Bowling Centers agrees (i) that it may be served with process of the State of Delaware in any proceeding for enforcement of any obligation of Leisureland as well as for enforcement of any obligation of Bowling Centers arising from the Merger, including any suit or other proceeding to enforce the right of any stockholder as determined in appraisal proceedings pursuant to the provisions of Section 262 of Title 8 of the Delaware Code of 1953, and (ii) that the Secretary of State of the State of Delaware shall be and hereby is irrevocably appointed as its agent to accept service of process in any such suit or other proceeding. The address to which a copy of such process shall be mailed by the Secretary of State of Delaware is 8037 Shrader Road, Richmond, Virginia 23229, until Bowling Centers shall have hereafter designated in writing to the Delaware Secretary of State a different address for such purpose.

         SEVENTH: There are no dissenting shareholders.

         EIGHTH: Bowling Centers shall possess all the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private nature, of the Merging Corporation and property of every description and every interest therein and all obligations of the Merging Corporation shall thereafter be taken and deemed to be transferred to and vested in Bowling Centers in complete liquidation and redemption of all the issued and outstanding shares of the Merging Corporation.

         NINTH: The mailing of the Agreement to the sole shareholder of the Merging Corporation was waived by such sole shareholder.

         TENTH: The merger shall become effective on December 30, 1987, at 4:30 p.m., Eastern Standard Time, as provided in the Agreement.

         IN WITNESS WHEREOF, each of the Constituent Corporations has caused these Articles of Merger to be signed and executed in their respective corporate names and on their behalf by their respective presidents and witnessed or attested by their respective secretaries, each of whom declare and affirm, under the penalties of perjury, that the facts stated herein are true on and as of the 30th day of December, 1987.

                                         AMF LEISURELAND CENTERS, INC.


                                         By /s/Beverley W. Armstrong
                                            --------------------------------
                                            Beverley W. Armstrong
(Corporate Seal)                            President


ATTEST:

/s/H. D. Shepherd, Jr.
- ----------------------------
H. D. Shepherd, Jr.
Secretary

                                         AMF BOWLING CENTERS, INC.


                                         By /s/Beverley W. Armstrong
                                            --------------------------------
                                            Beverley W. Armstrong
(Corporate Seal)                            President

ATTEST:

/s/H. D. Shepherd, Jr.
- ----------------------------
H. D. Shepherd, Jr.
Secretary

                                                                       Exhibit A

                          PLAN AND AGREEMENT OF MERGER


         THIS PLAN AND AGREEMENT OF MERGER (the "Agreement") is made as of the 30th day of December, 1987, between AMF Leisureland Centers, Inc., a Delaware corporation ("Leisureland"), and AMF Bowling Centers, Inc. ("Bowling Centers" or the "Surviving Corporation"), a Virginia corporation. Leisureland and Bowling Centers are sometimes collectively referred to herein as the "Constituent Corporations."

                             RECITALS OF THE PARTIES

         A. The Constituents Corporations are each duly organized, validly existing and in good standing under the laws of their respective states of incorporation. Each outstanding share of common stock of the Constituent Corporations will, immediately before the Effective Time (as defined in Section
1.5 hereof), be duly authorized and validly issued, fully paid and nonassessable, and will be owned free and clear of all liens, charges, pledges, security interests or other encumbrances.

         B. The Constituent Corporations desire to combine the operations of the Constituent Corporations into a single legal entity, thereby simplifying corporate administration and, accordingly, deem the merger of Leisureland into Bowling Centers (the "Merger") advisable and in the best interests of the Constituent Corporations.

         NOW, THEREFORE, in order to set forth the terms and conditions of the Merger, the mode of carrying the Merger into effect, the manner and basis of converting or cancelling the outstanding shares of common stock of the Constituent Corporations, and such other details and provisions of the Merger as are deemed necessary or desirable, the parties hereto agree as follows:

                                   ARTICLE ONE

                                   THE MERGER

         1.1 Merger of Leisureland into Bowling Centers. In accordance with the provisions of this Agreement and the laws of the State of Delaware and the Commonwealth of Virginia, at the Effective Time, Leisureland shall be merged into Bowling Centers. After the Effective Time, Bowling Centers shall continue its corporate existence as a Virginia corporation under the name "AMF Bowling Centers, Inc." At the Effective Time, the separate existence of Leisureland shall cease.

         1.2 Effect of the Merger. (a) At any time after the Effective Time, (i) the Surviving Corporation shall possess all the rights, privileges, powers and franchises, of a public or private nature, and be subject to all the restrictions, disabilities and duties of Leisureland; (ii) the rights, privileges, powers and franchises of Leisureland, and all property, real, personal and mixed, and all debts due to Leisureland on whatever account, including all things in action or belonging to Leisureland, shall be vested in the Surviving Corporation; (iii) all property, rights and privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of Leisureland and the title to any real estate, if any, vested by deed or otherwise in either of the Constituent Corporations, shall not revert or be in any way impaired by reason of the Merger; (iv) all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of Leisureland shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it; and (v) any action or proceeding, whether civil, criminal or administrative, pending by or against either of the Constituent Corporations may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in such action or proceeding.

         (b) From any time after the Effective Time and until further amended in accordance with the Virginia Stock Corporation Act, the name of Bowling Centers shall be "AMF Bowling Centers, Inc." and the Articles of Incorporation of Bowling Centers as in effect at the Effective Time shall be the Articles of Incorporation of the Surviving Corporation.

         (C) The Bylaws of Bowling Centers as in effect immediately before the Effective Time shall be the Bylaws of the Surviving Corporation until amended or repealed as therein provided or otherwise in accordance with the Virginia Stock Corporation Act.

         (d) The officers and directors of Bowling Centers in office immediately before the Effective Time shall remain officers and directors of the Surviving Corporation after the

Effective Time until their successors are duly elected or appointed and qualified in accordance with the Bylaws and the Articles of Incorporation of the Surviving Corporation.

         1.3 Further Assurances. If at any time after the Effective Time the Surviving Corporation shall consider or be advised that any further deeds, assignments or assurances in law or any other acts are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation title to and possession of any property or right of Leisureland acquired or to be acquired by reason of, or as a result of, the Merger, or otherwise to carry out the purposes of this Agreement, Leisureland and its proper officers and directors shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such deeds, assignments and assurances in law and to do all acts necessary or desirable to vest, perfect or confirm title to and possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement, Leisureland its proper officers and directors shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such deeds, assignments and assurances in law and to do all acts necessary or desirable to vest, perfect or confirm title to and possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement; and the proper officers and directors of the Surviving Corporation are fully authorized in the name of Leisureland or otherwise to take any and all such action.

         1.4 Merger Documents. In order to effect the Merger, the Constituent Corporations shall (i) file a property executed Certificate of Merger with respect to the Merger in the Office of the Secretary of State of Delaware in accordance with the General Corporation Law of the State of Delaware; and (ii) file properly executed Articles of Merger with the State Corporation Commission of the Commonwealth of Virginia in accordance with the Virginia Stock Corporation Act and such State Corporation Commission shall issue a Certificate of Merger with respect to the Merger in accordance with the Virginia Stock Corporation Act.

         1.5 Effective Time. The Merger shall become effective on December 30, 1987, at 4:30 p.m., Eastern Standard Time (the "Effective Time").

         1.6 Qualification of the Surviving Corporation. The Surviving Corporation desires to transact business as a foreign corporation in the State of Delaware upon the Merger becoming effective and has filed with the appropriate Delaware authorities all applications to qualify to do business as a foreign corporation in such state.

                                   ARTICLE TWO

                           SECURITIES AFTER THE MERGER

         2.1 Leisureland Common Stock. (a) Each share of Leisureland common stock issued and outstanding immediately before the Effective Time shall be cancelled and retired and shall cease to exist.

                  (b) Each share of common stock of Leisureland authorized but not issued or, if any, held in the treasury immediately before the Effective Time shall, by virtue of the Merger and without action on the part of Leisureland, be cancelled and retired and shall cease exist, without any conversion thereof into the right to receive consideration therefor.

         2.2 Bowling Centers Common Stock. Each pre-merger issued and outstanding share of Bowling Centers common stock shall continue as such, unaffected.

                                  ARTICLE THREE

                            AMENDMENT AND TERMINATION

         3.1 Amendment. This Agreement may not be amended except by an instrument in writing signed and delivered on behalf of each of the Constituent Corporations.

         3.2 Termination. This Agreement may be terminated and abandoned at any time by action of the boards of directors of either of the Constituent Corporations by an instrument in writing signed and delivered on behalf of both of the Constituent Corporations.

         IN WITNESS WHEREOF, this Plan and Agreement of Merger is made as of December 30, 1987.

                                         AMF LEISURELAND CENTERS, INC.


                                         By:/s/Beverley W. Armstrong
                                            --------------------------------
                                            Beverley W. Armstrong
(Corporate Seal)                            President


ATTEST:


By:/s/H.D. Shepherd, Jr.
   -----------------------------------
   H.D. Shepherd, Jr.
   Secretary

                                         AMF BOWLING CENTERS, INC.


                                         By:/s/Beverley W. Armstrong
                                            --------------------------------
                                            Beverley W. Armstrong
(Corporate Seal)                            President


ATTEST:


By:/s/H.D. Shepherd, Jr.
   -----------------------------------
   H.D. Shepherd, Jr.
   Secretary

                               ARTICLES OF MERGER

                                     MERGING

                       AZALEA RECREATION, INC. (Virginia)
                       BOWLING PROPERTIES, INC. (Virginia)
            COMMONWEALTH LEASING COMPANY OF RICHMOND, INC. (Virginia)
                      FREDERICKSBURG LANES, INC. (Virginia)
                      GOLDSBORO RECREATION, INC. (Virginia)
                       JACKSON PARK LANES, INC. (Virginia)
                   MAJOR LEAGUE OF GREENVILLE, INC. (Virginia)
                     PETERSBURG RECREATION, INC. (Virginia)
                              PFG, INC. (Virginia)
                       RALEIGH RECREATION, INC. (Virginia)
                         RALEIGH SPORTS, INC. (Virginia)
                       SUNSET RECREATION, INC. (Virginia)
                    WILLIAMSBURG RECREATION, INC. (Virginia)
                       WILLOW RECREATION, INC. (Virginia)
                         WILSON SPORTS, INC. (Virginia)
            MAJOR LEAGUE BOWLING ASSOCIATION OF OCALA, INC. (Florida)
                   MAJOR LEAGUE OF CLEARWATER, INC. (Florida)
                   MAJOR LEAGUE OF TAMPA EAST, INC. (Florida)
                   VICTORY RECREATION CENTERS, INC. (Georgia)
               MAJOR LEAGUE BOWLING ASSOCIATION OF GASTONIA, INC.
                                (North Carolina)
             MAJOR LEAGUE BOWLING ASSOCIATION OF WINSTON-SALEM, INC.
                                (North Carolina)
              MAJOR LEAGUE BOWLING ASSOCIATION OF SPARTANBURG, INC.
                                (South Carolina)
                 MAJOR LEAGUE OF COLUMBIA, INC. (South Carolina)
               MAJOR LEAGUE BOWLING & RECREATION OF WHEELING, INC.
                                 (West Virginia)

                                      INTO

                            AMF BOWLING CENTERS, INC.
                                   (Virginia)

         Pursuant to the provisions of Section 13.1-720 of the Code of Virginia,
Section 607.227 of the Florida General Corporation Act, Sections 14-2-214 and 14-2-217 of Title 14 of the Official Code of Georgia, Section 55-111 of the North Carolina Business Corporation Act, Section 33-17-50 of the South Carolina Business Corporation Act, and Section 31-1-38 of the West Virginia Corporation Act, Azalea Recreation, Inc. ("Azalea"), Bowling

Properties, Inc. ("Properties"), Commonwealth Leasing Company of Richmond, Inc. ("Commonwealth"), Fredericksburg Lanes, Inc. ("Fredericksburg"), Goldsboro Recreation, Inc. ("Goldsboro"), Jackson Park Lanes, Inc. ("Jackson Park"), Major League of Greenville, Inc. ("Greenville"), Petersburg Recreation, Inc. ("Petersburg"), PFG, Inc. ("PFG"), Raleigh Recreation, Inc. ("Raleigh Recreation"), Raleigh Sports, Inc. ("Raleigh Sports"), Sunset Recreation, Inc. ("Sunset"), Williamsburg Recreation, Inc. ("Williamsburg"), Willow Recreation, Inc. ("Willow"), and Wilson Sports, Inc. ("Wilson"), all being Virginia corporations; Major League Bowling Association of Ocala, Inc. ("Ocala"), Major League of Clearwater, Inc. ("Clearwater"), and Major League of Tampa East, Inc. ("Tampa East"), all being Florida corporations; Victory Recreation Centers, Inc. ("Victory"), a Georgia corporation; Major League Bowling Association of Gastonia, Inc. ("Gastonia") and Major League Bowling Association of Winston-Salem, Inc. ("Winston-Salem"), both being North Carolina corporations; Major League Bowling Association of Spartanburg, Inc. ("Spartanburg") and Major League of Columbia, Inc. ("Columbia"), both being South Carolina corporations; and Major League Bowling & Recreation of Wheeling, Inc. ("Wheeling"), a West Virginia corporation (collectively, the "Merging Corporations"), and AMF Bowling Centers, Inc. ("AMF or the "Surviving Corporation"), a Virginia corporation (collectively, the "Constituent Corporations"), adopt, execute and certify the following Articles of Merger. The Constituent Corporations agree that Azalea, Properties, Commonwealth, Fredericksburg, Goldsboro Jackson

Park, Greenville, Petersburg, PFG, Raleigh Recreation, Raleigh Sports, Sunset, Williamsburg, Willow, Wilson, Ocala, Clearwater, Tampa East, Victory, Gastonia, Winston-Salem, Spartanburg, Columbia and Wheeling shall be merged into AMF.

         FIRST: The terms and conditions of the Merger and the mode of carrying the same into effect are as set forth in the Plan and Agreement of Merger (the "Agreement") attached hereto as Exhibit A and incorporated herein by reference. An executed copy of the Agreement is on file at the principal place of business of the Surviving Corporation, the address of which is 8037 Shrader Road, Richmond, Virginia 23229.

         SECOND: The name, state and date of incorporation of each of the Constituent Corporations are as follows:

                                                                      Date of
          Name                             State                    Incorporation
          ----                             -----                    -------------
AMF Bowling Centers, Inc.                 Virginia                 December 27, 1982

Azalea Recreation, Inc.                   Virginia                 December 11, 1959

Bowling Properties, Inc.                  Virginia`                March 20, 1959

Commonwealth Leasing                      Virginia                 July 6, 1984
  Company of Richmond, Inc.

Fredericksburg Lanes, Inc.                Virginia                 October 18, 1976

Goldsboro Recreation, Inc.                Virginia                 December 9, 1960

Jackson Park Lanes, Inc.                  Virginia                 March 24, 1961

Major League of Greenville, Inc.          Virginia                 June 8, 1961

Petersburg Recreation, Inc.               Virginia                 May 16, 1960

PFG, Inc.                                 Virginia                 December 27, 1982

Raleigh Recreation, Inc.                  Virginia                 December 9, 1960

Raleigh Sports, Inc.                      Virginia                 December 9, 1960

Sunset Recreation, Inc.                 Virginia                 May 18, 1959

Williamsburg Recreation, Inc.           Virginia                 February 9, 1961

Willow Recreation, Inc.                 Virginia                 July 12, 1962

Wilson Sports, Inc.                     Virginia                 July 11, 1960

Major League Bowling                    Florida                  October 18, 1960
   Association of Ocala, Inc.

Major League of Clearwater, Inc.        Florida                  April 1, 1977

Major League of Tampa East, Inc.        Florida                  October 21, 1980

Victory Recreation Centers, Inc.        Georgia                  December 21, 1976

Major League Bowling                    North Carolina           July 24, 1959
  Association of Gastonia, Inc.

Major League Bowling                    North Carolina           March 26, 1959
  Association of Winston-Salem, Inc.

Major League Bowling                    South Carolina           May 3, 1960
   Association of Spartanburg, Inc.

Major League of Columbia, Inc.          South Carolina           June 6, 1973

Major League Bowling & Recreation       West Virginia            January 5, 1961
   of Wheeling, Inc.

Each of the Constituent Corporations was incorporated under the general laws of the jurisdiction of its incorporation.

         THIRD: As of September 15, 1987, when the Merger was approved by unanimous consent of the shareholders, the authorized capital stock of all classes, par value of such stock, aggregate par value of such stock and number of shares of such stock of each of the Constituent Corporations outstanding and entitled to vote on the Merger were as follows:

                                                                                                       Number of
                                                                                                        Shares
                                    Authorized                                                        Outstanding
                                      Capital                               Aggregate                  & Entitled
Name                                  Stock                                 Par Value                   to Vote
- ----                                ----------                              ---------                 -----------
AMF                                 15,000 Common Shares                     $15,000                     10,000
                                    $1.00 par value

Azalea                              250 Common Shares                        $25,000                        1
                                    $100 par value

Properties                          250 Common Shares                        $25,000                       250
                                    $100 par value

Commonwealth                        15,000 Common Shares                     $15,000                        1
                                    $1.00 par value

Fredericksburg                      500 Common Shares                        $175,000                      100
                                    $350 par value

Goldsboro                           250 Common Shares                        $25,000                        1
                                    $100 par value

Jackson Park                        500 Common Shares                        $50,000                       400
                                    $100 par value

Greenville                          500 Common Shares                        $50,000                       400
                                    $100 par value

Petersburg                          250 Common Shares                        $25,000                        1
                                    $100 par value

PFG                                 15,000 Common Shares                     $15,000                        1
                                    $1.00 par value

Raleigh Recreation                  250 Common Shares                        $25,000                        1
                                    $100 par value

Raleigh Sports                      250 Common Shares                        $25,000                        1
                                    $100 par value

Sunset                              250 Common Shares                        $25,000                        1
                                    $100 par value

Williamsburg                        250 Common Shares                        $25,000                       250
                                    $100 par value

Willow                              500 Common Shares                        $50,000                       500
                                    $100 par value

Wilson                              250 Common Shares                        $25,000                        1
                                    $100 par value

Ocala                               5,000 Common Shares                      $5,000                       1,000
                                    $1.00 par value

Clearwater                          5,000 Common Shares                      $5,000                       1,000
                                    $1.00 par value

Tampa East                          7,500 Common Shares                      $7,500                        500
                                    $1.00 par value

Victory                             2,500 Common Shares                      $250,000                      900
                                    $100 par value

Gastonia                            1,000 Common Shares                      $100,000                      10
                                    $100 par value

Winston-Salem                       1,000 Common Shares                      $100,000                      10
                                    $100 par value

Spartanburg                         10,000 Common Shares                     $10,000                      1,000
                                    $1.00 par value

Columbia                            1,000 Common Shares                      $100,000                      10
                                    $100 par value

Wheeling                            250 Common Shares                        $25,000                       10
                                    $100 par value


         FOURTH: AMF shall survive the Merger, shall continue under the name AMF Bowling Centers, Inc., and shall be governed by the laws of the Commonwealth of Virginia. The Articles of Incorporation and Bylaws of AMF in effect immediately prior to the Merger shall continue to be the Articles of Incorporation and Bylaws of the Surviving Corporation.

         FIFTH: The manner and basis of converting or exchanging issued stock of the merged corporations into different stock or other consideration and the manner of dealing with any issued stock of the merged corporations not to be so converted or exchanged shall be as specified in the Agreement attached hereto as Exhibit A.

         SIXTH: As of September 15, 1987, the Agreement was duly advised, authorized, approved, adopted, certified, executed and acknowledged by the boards of directors of each of the Constituent Corporations by unanimous written consents in accordance with and in the manner prescribed by the aforementioned corporate laws and the charters of each of the Constituent Corporations.

         As of September 15, 1987, the Agreement was approved by unanimous written consent of AMF, the sole shareholder of each of the Merging Corporations. As of September 15, 1987, the Agreement was approved by unanimous written consent of the sole shareholder of AMF.

         SEVENTH: The Merger is permitted by the laws of the States of Florida, Georgia, North Carolina, South Carolina and West Virginia and of the Commonwealth of Virginia and all conditions required by the laws thereof have been satisfied.

         EIGHTH: AMF agrees (a) that it may be served with process in the States of Florida, Georgia, North Carolina, South Carolina, and West Virginia in any proceeding for the enforcement of any obligation of any Constituent Corporation domiciled in such states and in any proceeding for the enforcement of the rights of any dissenting shareholders of the Merging Corporations against AMF; (b) that the Secretaries of State of the states of Georgia, South Carolina and West Virginia shall be and hereby are irrevocably appointed as the agent of the Surviving Corporation to accept service of process in any such proceeding, and the address to which a copy of such process shall be mailed is 8037 Shrader Road, Richmond, Virginia 23229 until AMF shall have hereafter designated in writing a different address for such purpose; and (c) that it will promptly pay to the dissenting shareholders of the Merging Corporations the amount, if any, to which they shall be entitled under the provisions of the laws of the respective states with respect to the rights of dissenting shareholders.

         NINTH: There are no dissenting shareholders.

         TENTH: AMF shall possess all the rights, privileges, immunities, powers, franchises and authority, as well of a public as of a private nature, of each of the Merging Corporations and property of every description and every interest therein and all obligations of the Merging Corporations shall thereafter be taken and deemed to be transferred to and vested in AMF in complete liquidation and redemption of all the issued an outstanding shares of the Merging Corporations.

         ELEVENTH: The mailing of the Plan and Agreement of Merger to AMF, the sole shareholder of the Merging Corporations, was waived by AMF.

         TWELFTH: The Merger shall become effective on September 30, 1987, as provided in the Agreement.

         THIRTEENTH: A copy of the Agreement will be furnished by the Surviving Corporation, on request and without cost, to any shareholder of any Constituent Corporation.

         IN WITNESS WHEREOF, each of the Constituent Corporations has caused these Articles of Merger to be signed and executed in their respective corporate names and on their behalf by their respective presidents and witnessed or attested by their respective secretaries, each of whom declare and affirm, under the penalties of perjury, that the facts stated herein are true on and as of the 15th day of September, 1987.

                         AMF BOWLING CENTERS, INC.
                         AZALEA RECREATION, INC.
                         BOWLING PROPERTIES, INC.
                         COMMONWEALTH LEASING COMPANY OF
                              RICHMOND, INC.
                         FREDERICKSBURG LANES, INC.
                         GOLDSBORO RECREATION, INC.
                         JACKSON PARK LANES, INC.
                         MAJOR LEAGUE OF GREENVILLE, INC.
                         PETERSBURG RECREATION, INC.
                         RALEIGH RECREATION, INC.
                         SUNSET RECREATION, INC
                         WILLIAMSBURG RECREATION, INC.
                         WILLOW RECREATION, INC.
                         WILSON SPORTS, INC.
                         MAJOR LEAGUE BOWLING ASSOCIATION
                               OF OCALA, INC.
                         MAJOR LEAGUE OF CLEARWATER, INC.
                         MAJOR LEAGUE OF TAMPA EAST, INC.
                         VICTORY RECREATION CENTERS, INC.
                         MAJOR LEAGUE BOWLING ASSOCIATION
                               OF GASTONIA, INC.
                         MAJOR LEAGUE BOWLING ASSOCIATION
                               OF WINSTON-SALEM, INC.
                         MAJOR LEAGUE BOWLING ASSOCIATION
                               OF SPARTANBURG, INC.
                         MAJOR LEAGUE OF COLUMBIA, INC.
                         MAJOR LEAGUE BOWLING & RECREATION
                                OF WHEELING, INC.

                         By:/s/Beverley W. Armstrong
                            --------------------------------
                            Beverley W. Armstrong
                            President of each of the
                            above-named corporations

ATTEST: (WITNESS)

By:/s/H.D. Shepherd, Jr.
   -----------------------------
   H.D. Shepherd, Jr.
   Secretary of each of the
   above-named corporations

                                           PFG, INC.

                                           By:/s/E. Bryson Powell
                                              -------------------------------
                                              E. Bryson Powell
                                              President

ATTEST:           (WITNESS)


By:/s/William H. Goodwin, Jr.
   ------------------------------
   William H. Goodwin, Jr.
   Secretary




STATE OF VIRGINIA
COUNTY OF HENRICO

         The undersigned, Beverly W. Armstrong and H.D. Shepherd, Jr., certify that they are the President and Secretary, respectively, of all of the foregoing corporations (except PFG, Inc.) and are authorized to execute this verification; that each of the undersigned for himself does further certify that he has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true to the best of his information and belief.

         Dated at Richmond, Virginia, as of this 15th day of September, 1987.


                                         /s/Beverley W. Armstrong
                                         --------------------------------------
                                         Beverley W. Armstrong, President


                                         /s/H.D. Shepherd, Jr.
                                         --------------------------------------
                                         H.D. Shepherd, Jr., Secretary

STATE OF VIRGINIA
COUNTY OF HENRICO

         I, Shirley F. Small, a Notary Public, certify that on this 23rd day of September, 1987, personally appeared before me Beverley W. Armstrong and H.D. Shepherd, Jr., who, being by me first duly sworn declared that they were the President and Secretary, respectively, of all of the foregoing corporations (except PFG, Inc.), that they signed the foregoing document as such President and Secretary, and that the statements therein contained are true.

                                          /s/ Shirley F. Small
                                          _____________________________________
                                          Notary Public

[SEAL]

My commission expires: June 3, 1991


STATE OF VIRGINIA
COUNTY OF HENRICO

         The undersigned, E. Bryson Powell and William H. Goodwin, Jr., certify that they are the President and Secretary, respectively, of PFG, Inc., and are authorized to execute this verification; that each of the undersigned for himself does further certify that he has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true to the best of his information and belief.

         Dated at Richmond, Virginia, as of this 15th day of September, 1987.

                                       /s/E. Bryson Powell
                                       ----------------------------------------
                                       E. Bryson Powell, President

                                       /s/William H. Goodwin, Jr.
                                       -----------------------------------------
                                       William H. Goodwin, Jr., Secretary

STATE OF VIRGINIA
COUNTY OF HENRICO

         I, Shirley F. Small, a Notary Public, certify that on this
23rd day of September, 1987, personally appeared before me E. Bryson Powell and William H. Goodwin, Jr., who, being by me first fully sworn declared that they were the President and Secretary, respectively, of PFG, Inc., that they signed the foregoing document as such President and Secretary, and that the statements therein contained are true.

                                         /s/ Shirley F. Small
                                         ______________________________________
                                         Notary Public

[SEAL]

My commission expires: June 3, 1991

                                    Exhibit A

                          PLAN AND AGREEMENT OF MERGER


         THIS PLAN AND AGREEMENT OF MERGER (the "Agreement") is made as of the 15th day of September, 1987, among Azalea Recreation, Inc. ("Azalea"), Bowling Properties, Inc. ("Properties"), Commonwealth Leasing Company of Richmond, Inc. ("Commonwealth"), Fredericksburg Lanes, Inc. ("Fredericksburg"), Goldsboro Recreation, Inc. ("Goldsboro"), Jackson Park Lanes, Inc. ("Jackson Park"), Major League of Greenville, Inc. ("Greenville"), Petersburg Recreation, Inc. ("Petersburg"), PFG, Inc. ("PFG"), Raleigh Recreation, Inc. ("Raleigh Recreation"), Raleigh Sports, Inc. ("Raleigh Sports"), Sunset Recreation, Inc. ("Sunset"), Williamsburg Recreation, Inc. ("Williamsburg"), Willow Recreation, Inc. ("Willow"), and Wilson Sports, Inc. ("Wilson"), all being Virginia corporations; Major League Bowling Association of Ocala, Inc. ("Ocala"), Major League of Clearwater, Inc. ("Clearwater"), and Major League of Tampa East, Inc. ("Tampa East"), all being Florida corporations; Victory Recreation Centers, Inc. ("Victory"), a Georgia corporation; Major League Bowling Association of Gastonia, Inc. ("Gastonia") and Major League Bowling Association of Winston-Salem, Inc. ("Winston-Salem"), both being North Carolina corporations; Major League Bowling Association of Spartanburg, Inc. ("Spartanburg") and Major League of Columbia, Inc. ("Columbia"), both being South Carolina corporations; and Major League Bowling & Recreation of

Wheeling, Inc. ("Wheeling"), a West Virginia corporation; and AMF Bowling Centers, Inc. ("AMF" or the "Surviving Corporation"), a Virginia corporation. Azalea, Properties, Commonwealth, Fredericksburg, Goldsboro, Jackson Park, Greenville, Petersburg, PFG, Raleigh Recreation, Raleigh Sports, Sunset, Williamsburg, Willow, Wilson, Ocala, Clearwater, Tampa East, Victory, Gastonia, Winston-Salem, Spartanburg, Columbia, and Wheeling are sometimes collectively referred to herein as the "Merging Corporations." The Merging Corporations and AMF are sometimes collectively referred to herein as the "Constituent Corporations."

                             RECITALS OF THE PARTIES

         A. The Constituent Corporations are each duly organized, validly existing and in good standing under the laws of their respective states of incorporation. AMF owns all of the issued and outstanding shares of capital stock of the Merging Corporations. Each outstanding share of common stock of the Constituent Corporations will, immediately before the Effective Date (as defined in Section 1.5 hereof), be duly authorized and validly issued, fully paid and nonassessable, and will be owned free and clear of all liens, charges, pledges, security interests or other encumbrances.

         B. The Constituent Corporations desire to combine the operations of the Constituent Corporations into a single legal entity, thereby simplifying corporate administration and, accordingly, deem the merger of each of the Merging Corporations into AMF (the "Merger") advisable and in the best interests of the Constituent Corporations.

         NOW, THEREFORE, in order to set forth the terms and conditions of the Merger, the mode of carrying the Merger into effect, the manner and basis of converting or cancelling the outstanding common shares of the Merging Corporations, and such other details and provisions of the Merger as are deemed necessary or desirable, the parties hereto agree as follows:

                                   ARTICLE ONE

                                   THE MERGER

         1.1 Merger of the Merging Corporations into AMF. In accordance with the provisions of this Agreement and the laws of the states of Florida, Georgia, North Carolina, South Carolina and West Virginia and of the Commonwealth of Virginia, at the Effective Date, each of the Merging Corporations shall be merged into AMF. After the Effective Date, AMF shall continue its corporate existence as a Virginia corporation under the name AMF Bowling Centers, Inc.
At the Effective Date, the separate existence of each of the Merging Corporations shall cease.

         1.2 Effect of the Merger. (a) At any time after the Effective Date, (i) the Surviving Corporation shall possess all the rights, privileges, powers and franchises, of a public or private nature, and be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations;
(ii) the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to each of the Constituent Corporations on whatever account, including all things in action or belonging to each of the Constituent Corporations, shall be vested in the Surviving Corporation; (iii) all property, rights and privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of each of the Constituent Corporations, and the title to any real estate, if any, vested by deed or otherwise in any of the Constituent Corporations, shall not revert or be in any way impaired by reason of the Merger; (iv) all rights of creditors and all liens upon any property of any of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of each of the Constituent Corporations shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it; and (v) any action or proceeding, whether civil, criminal or administrative, pending by or against any of the Constituent Corporations may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in such action or proceeding.

                  (b) From any time after the Effective Date and until further amended in accordance with the Virginia Stock Corporation Act, the Articles of Incorporation and Bylaws of AMF shall be as in effect at the Effective Date.

                  (c) The officers and directors of AMF in office immediately before the Effective Date shall remain oficers and directors of the Surviving Corporation after the Effective Date until their successors are duly elected or appointed and qualified in accordance with the Bylaws and the Articles of Incorporation of the Surviving Corporation.

         1.3 Further Assurances. If at any time after the Effective Date the Surviving Corporation shall consider or be advised that any further deeds, assignments or assurances in law or any other acts are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation title to and possession of any property or right of any of the Merging Corporations acquired or to be acquired by reason of, or as a result of, the Merger, or otherwise to carry out the purposes of this Agreement, each of the Merging Corporations and their proper officers and directors shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such deeds, assignments and assurances in law and to do all acts necessary or desirable to vest, perfect or confirm title to and possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement; and the proper officers and directors of the Surviving Corporation are fully authorized in the name of each of the Merging corporations or otherwise to take any and all such action.

         1.4 Articles of Merger. In order to effect the Merger, the Constituent Corporations shall (i) file properly executed Articles of Merger in the Office of the Secretary of State of the State of Florida in accordance with the Florida General Corporation Act and such Articles of Merger shall become effective in accordance with the Florida General Corporation Act; (ii) file properly executed Articles of Merger in the Office of the Secretary of State of the State of Georgia in accordance with the Georgia Business Corporation Code and such Articles of Merger shall become effective in accordance with the Georgia Business Corporation Code; (iii) file properly executed Articles of Merger in the Office of the Secretary of State of the State of North Carolina in accordance with the North Carolina Business Corporation Act and such Articles of Merger shall become effective in accordance with the North Carolina Business Corporation Act; (iv) file properly executed Articles of Merger in the Office of the Secretary of State of the State of South Carolina in accordance with the South Carolina Business Corporation Act and such Articles of Merger shall become effective in accordance with the South Carolina Business Corporation Act; (v) file properly executed Articles of Merger in the Office of the Secretary of State of the State of West Virginia in accordance with the West Virginia Corporation Act and such Articles of Merger shall become effective in accordance with the West Virginia Corporation Act; and (vi) file properly executed Articles of Merger with the State Corporation Commission of the Commonwealth of Virginia in accordance with the Virginia Stock Corporation Act and such Articles of Merger shall become effective when the State Corporation Commission issues a Certificate of Merger with respect to each Merger in accordance with the Virginia Stock Corporation Act.

         1.5 Effective Time. Each Merger shall become effective on September 30, 1987 (the "Effective Date").

         1.6 Qualification of the Surviving Corporation. The Surviving Corporation desires to transact business as a foreign corporation in the States of Florida, Georgia, North Carolina, South Carolina and West Virginia upon the Merger becoming effective and has filed with the appropriate Florida, Georgia, North Carolina, South Carolina and West Virginia authorities all applications to qualify to do business as a foreign corporation in such states.

                                  ARTICLE TWO

                          SECURITIES AFTER THE MERGER

         2.1 Common Stock of the Merging Corporations. (a) The common shares of the Merging Corporations issued and outstanding immediately before the Effective Date and shown in Column A below, by virtue of the Merger, shall be cancelled and retired.

              Corporation                                              Column A
              -----------                                              --------
              Azalea                                                       1
              Properties                                                  250
              Commonwealth                                                 1
              Fredericksburg                                              100
              Goldsboro                                                    1
              Jackson Park                                                400
              Greenville                                                  400
              Petersburg                                                   1
              PFG                                                          1
              Raleigh Recreation                                           1
              Raleigh Sports                                               1
              Sunset                                                       1
              Williamsburg                                                250
              Willow                                                      500
              Wilson                                                       1
              Ocala                                                      1,000
              Clearwater                                                 1,000
              Tampa East                                                  500
              Victory                                                     900
              Gastonia                                                    10

              Winston-Salem                                               10
              Spartanburg                                                1,000
              Columbia                                                    10
              Wheeling                                                    10

                  (b) Each common share of each Merging Corporation authorized but not issued or, if any, held in the treasury of any of such corporations immediately before the Effective Date shall, by virtue of each Merger and without action on the part of any of the Merging Corporations, be cancelled and retired and shall cease to exist, without any conversion thereof into the right to receive consideration therefor.

                                  ARTICLE THREE

                            AMENDMENT AND TERMINATION

         3.1 This Agreement may not be amended except by an instrument in writing signed and delivered on behalf of each of the Constituent Corporations.

         3.2 Termination. This Agreement may be terminated and abandoned at any time by action of the boards of directors of each of the Constituent Corporations by an instrument in writing signed and delivered on behalf of each of the Constituent Corporations.

         IN WITNESS WHEREOF, this Plan and Agreement of Merger is made as of September 15, 1987.
                                               AMF BOWLING CENTERS, INC.
                                               AZALEA RECREATION, INC.
                                               BOWLING PROPERTIES, INC.
                                               COMMONWEALTH LEASING COMPANY OF
                                                    RICHMOND, INC.
                                               FREDERICKSBURG LANES, INC.
                                               GOLDSBORO RECREATION, INC.
                                               JACKSON PARK LANES, INC.
                                               MAJOR LEAGUE OF GREENVILLE, INC.
                                               PETERSBURG RECREATION, INC.
                                               RALEIGH RECREATION, INC.

                                             RALEIGH SPORTS, INC.
                                             SUNSET RECREATION, INC.
                                             WILLIAMSBURG RECREATION, INC.
                                             WILLOW RECREATION, INC.
                                             WILSON SPORTS, INC.
                                             MAJOR LEAGUE BOWLING ASSOCIATION
                                                   OF OCALA, INC.
                                             MAJOR LEAGUE OF CLEARWATER, INC.
                                             MAJOR LEAGUE OF TAMPA EAST, INC.
                                             VICTORY RECREATION CENTERS, INC.
                                             MAJOR LEAGUE BOWLING ASSOCIATION
                                                   OF GASTONIA, INC.
                                             MAJOR LEAGUE BOWLING ASSOCIATION
                                                   OF WINSTON-SALEM, INC.
                                             MAJOR LEAGUE BOWLING ASSOCIATION
                                                   OF SPARTANBURG, INC.
                                             MAJOR LEAGUE OF COLUMBIA, INC.
                                             MAJOR LEAGUE BOWLING & RECREATION
                                                    OF WHEELING, INC.

                                             By:/s/Beverley W. Armstrong
                                                ------------------------------
                                                Beverley W. Armstrong
                                                President of each of the
                                                above-named corporations

ATTEST:(WITNESS)


By:/s/H.D. Shepherd, Jr.
   ----------------------------------
   H.D. Shepherd, Jr.
   Secretary of each of the
   above-named corporations

                                            PFG, INC.


                                            By:/s/E. Bryson Powell
                                               --------------------------------
                                               E. Bryson Powell
                                               President

ATTEST:(WITNESS)


By:/s/William H. Goodwin, Jr.
   ----------------------------------
   William H. Goodwin, Jr.
   Secretary

                                 MLB CORPORATION

                          ARTICLES OF AMENDMENT TO THE
                            ARTICLES OF INCORPORATION

         1.       Name.  The name of the corporation is MLB Corporation.

         2. The Amendment. The amendment deletes paragraph A of the Articles of Incorporation and substitutes in lieu thereof the following:

                  "A.  Corporate Name  The name of the Corporation is:
         AMF Bowling Centers, Inc."

         3. Board Action. The board of directors approved the amendment by unanimous consent dated as of September 9, 1987.

         4. Shareholder Action. The shareholders approved the amendment by written consent dated as of September 9, 1987.


Dated: September 9, 1987

                                           MLB CORPORATION

                                           By:/s/Beverley W. Armstrong
                                              ---------------------------------
                                              Beverley W. Armstrong, President

                             ARTICLES OF AMENDMENT
                      OF THE ARTICLES OF INCORPORATION OF
                                   GFP, INC.


         1.       Name.  The name of the corporation of GFP, Inc.

         2. Amendment. The proposed amendment is the deletion of Paragraph A of the Articles of Incorporation of the corporation in its entirety and the substitution therefor of the following Paragraph A:

                               "A. Corporate Name
                         The name of the Corporation is:
                                MLB Corporation"

         3. Action by Directors. At a meeting held on November 12, 1986, all of the directors of the corporation found that the proposed amendment was in the best interest of the corporation and directed that it be submitted to the stockholders of the corporation with the request that they approve and adopt the same by signing a consent in writing.

         4. Action by Stockholders. On November 13, 1986, following the action of the directors, the stockholders of the corporation, by signing a consent in writing that set forth the proposed amendment, unanimously approved and adopted the same. The number of shares outstanding and entitled to vote on the proposed was 10,000.

         5. Stated Capital. The proposed amendment does not effect a change in the amount of state capital of the corporation.

         IN WITNESS WHEREOF, the undersigned President and Secretary of GFP, Inc. have executed these articles of amendment this 13th day of November, 1986.

                                             GFP, INC.


                                             By /s/E. Bryson Powell
                                                ------------------------------
                                                E. Bryson Powell
                                                Vice President

                               ARTICLES OF MERGER

                            MLB CORPORATION WITH AND
                                      INTO
                                    GFP, INC.

         1. Attached hereto and incorporated herein by the reference is the Plan of Merger of MLB Corporation ("MLB") into GFP, Inc. ("GFP") (the "Plan of Merger") by which MLB, a Virginia corporation, shall be merged with and into GFP, a Virginia corporation. GFP owns all of the issued and outstanding shares of capital stock of MLB.

         2. On November 12, 1986, the Board of Directors of GFP and the Board of Directors of MLB approved the Plan of Merger at a joint meeting of such Boards of Directors by adopting a resolution approving the Plan of Merger.

         3. Pursuant to Section 13.1-719 of the Code of Virginia of 1950, as amended, the shareholders of MLB and GFP are not required to approve the merger.

         IN WITNESS WHEREOF, the undersigned have executed these Articles of Merger as of August 25, 1986.

                                                MLB CORPORATION


                                                By /s/James B. Farinholt, Jr.
                                                   -----------------------------
                                                   James B. Farinholt, Jr.
                                                   Vice President

                                                GFP, INC.


                                                By /s/E. Bryson Powell
                                                   -----------------------------
                                                   E. Bryson Powell
                                                   Vice President

                                 PLAN OF MERGER
                            MLB CORPORATION WITH AND
                                      INTO
                                    GFP, INC.


         This is a Plan of Merger of MLB Corporation, a Virginia corporation ("MLB"), with and into GFP, Inc., a Virginia corporation ("GFP").

                                     RECITAL

         A. GFP is a corporation organized and existing under the laws of the Commonwealth of Virginia. Its authorized capital stock consists of 15,000 shares of common stock of which 10,000 shares have been issued and are outstanding. MLB is a corporation organized and existing under the laws of the Commonwealth of Virginia. Its authorized capital stock consists of 1,000,000 shares of common stock of which 104,715 share have been issued and is outstanding. GFP owns all of the issued and outstanding capital stock of MLB.

         B. GFP and MLB desire that their respective businesses and properties be combined to form a single enterprise and, to that end, that MLB be merged with and into GFP upon the terms and conditions hereinafter set forth.

                                    ARTICLE I

         MLB shall be merged with and into GFP (herein sometimes called the "Surviving Corporation") in accordance with the applicable provisions of the Virginia Stock Corporation Act upon the date that the State Corporation Commission of Virginia issues a Certificate of Merger (the "Effective Date").

                                   ARTICLE II

         On the Effective Date, all of the outstanding shares of the capital stock of MLB shall be cancelled, the stock transfer books of MLB shall be closed and no further transfer of common stock of MLB shall be permitted. The shares of capital stock of GFP shall not be affected by this Plan of Merger and shall be the common stock of the Surviving Corporation.

                                   ARTICLE III

         After the Effective Date, all of the certificates theretofore representing the common stock of MLB shall be surrendered to Daniel M. McCormack of Richmond, Virginia, as exchange agent and shall, upon such surrender, be cancelled in accordance with the provisions of Article II above.

                                   ARTICLE IV

         The Articles of Incorporation of the Surviving Corporation shall be the Articles of Incorporation of GFP existing on the Effective Date and Bylaws, Board of Directors and officers of GFP shall be the Bylaws, Board of Directors and officers of the Surviving Corporation.

                                    ARTICLE V

         Following the approval of this Plan of Merger by the respective Boards of Directors of GFP and MLB, Articles of Merger, duly executed by the proper officers of GFP and MLB, shall be filed with the State Corporation Commission of Virginia.

                                   ARTICLE VI

         Upon the Effective Date, the merger shall have the effect provided by
Section 13.1-721 of the Code of Virginia of 1950, as amended.

Dated: November 12, 1986

                            ARTICLES OF INCORPORATION

                                       OF

                                    GFP, INC.


         I hereby form a stock corporation under the provisions of Chapter 1 of Title 13.1 of the Code of Virginia, and to that end, set forth the following:

         A.       Corporate Name

                  The name of the Corporation is: GFP, Inc.

         B.       Purposes

                  The Corporation shall have all of the corporate powers of any character not prohibited by law or required to be stated in the Articles of Incorporation.

         C.       Authorized Stock

                  The aggregate number of shares which the Corporation shall have authority to issue and the par value per share are as follows:

CLASS                                                  NUMBER                                  PAR VALUE PER
AND SERIES                                            OF SHARES                                    SHARE
- ----------                                            ---------                                -------------
Common                                                 15,000                                      $1.00

                  Each share of Common Stock shall have full voting rights.

         D.       Registered Office and Registered Agent

                  The address of the initial registered office is 629 East Main Street, Richmond, Virginia 23219. The name of the city in which the initial registered office is located is the City of Richmond. The name of its initial registered agent is Daniel M. McCormack who is a resident of the State of Virginia, a member of the Virginia State Bar, and whose business office is the same as the registered office of the Corporation.

         E.       Directors

                  The number of Directors constituting the initial Board of Directors is three and the names and addresses of the persons who are to serve as the initial Directors are:

Name                                     Address
- ----                                     -------

William F. Goodwin, Jr.                  707 East Main Street
                                         Richmond, Virginia 23219

E. Bryson Powell                         707 East Main Street
                                         Richmond, Virginia 23219

James B. Farinholt                       9 South 12th Street
                                         Richmond, Virginia 23219

DATED:
                                         /s/ Daniel M. McCormack
                                         ---------------------------------------
                                         Incorporator